NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: Inventory: Schedule of Inventory (Details) - USD ($)	Mar. 31, 2023	Dec. 31, 2022	Mar. 31, 2022	Dec. 31, 2021
Details
Raw Materials	$ 3,228,298	$ 3,398,655	$ 3,486,349	$ 3,672,699
Finished Goods	317,493	310,600	330,848	194,490
Work in process	23,306	24,764	106,218	5,668
Total inventory	3,569,097	3,734,019	3,923,415	3,872,857
Inventory allowance	(1,914,891)	(1,914,891)	(1,914,891)	(1,914,891)
Inventory, net	$ 1,654,206	$ 1,819,128	$ 2,008,524	$ 1,957,966